Exhibit 10.139

LIMITED CONSENT TO CREDIT AGREEMENT

Limited Consent, dated November 2, 2022 (this “Agreement”), to the Credit Agreement, dated as of November 17, 2021 (as amended by Amendment No. 1 thereto, dated as of March 25, 2022, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders from time to time party thereto (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), ALTER DOMUS (US) LLC, a Delaware limited liability company (“Alter Domus”), in its capacity as administrative agent for each Lender and as collateral agent for each Lender (in such capacities, together with its successors and assigns in such capacity, “Agent”), FRONT LINE POWER CONSTRUCTION LLC, a Texas limited liability corporation (“Front Line” or “Borrower”), and ORBITAL INFRASTRUCTURE GROUP, INC., a Texas corporation (f/k/a Orbital Energy Group, Inc.) (“Orbital” or “Parent”).

RECITALS:

WHEREAS, prior to the date hereof, the Borrower has made an intercompany advance to Orbital in an amount of $9,500,000.00 (the “Intercompany Advance”) and has asked the Lenders to waive any actual or potential Default or Event of Default pursuant to Section 8.01(c) of the Credit Agreement resulting from a failure to comply with Section 5.01(f), Section 6.05, 6.07, Section 6.12 and/or Section 8.01(c) of the Credit Agreement that has or may have occurred prior to the Consent Effective Date as a direct result of the Intercompany Advance or the failure to issue shares pursuant to the Subscription Agreement;

WHEREAS, the Lenders party hereto, which collectively constitute the Required Lenders under the Credit Agreement, are willing, subject and limited to the terms and conditions set forth herein, to consent to such request;

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the Consent Effective Date, refer to the Credit Agreement as amended or modified hereby.

SECTION 2. Limited Consent. In accordance with Section 10.5(a) of the Credit Agreement, effective as of the Consent Effective Date, and subject and limited to the terms and conditions set forth herein, the Lenders party hereto, which collectively constitute the Required Lenders, hereby waive any actual or potential Default or Event of Default pursuant to Section 8.01(c) of the Credit Agreement resulting from a failure to comply with Sections 5.01(f), 6.05, 6.07, 6.12 and/or 8.01(c) of the Credit Agreement that has or may have occurred prior to the Consent Effective Date as a direct result of the Intercompany Advance or the failure to issue shares pursuant to the Subscription Agreement; provided that:

(a)    the waiver in this Section 2 shall be limited to any actual or potential Default or Event of Default pursuant to Section 8.01(c) of the Credit Agreement resulting solely from a failure to comply with Sections 5.01(f), 6.05, 6.07, 6.12 and/or 8.01(c) of the Credit Agreement that has or may have occurred prior to the Consent Effective Date as a direct result of the Intercompany Advance and shall not constitute a consent or waiver, implied or explicit, to any other intercompany advance, any intercompany advance exceeding $9,500,000.00 or any other failure to comply with the terms of the Loan Documents that has or may have occurred or may or will occur on or prior to the date hereof or after the date hereof;

(b)    nothing contained in this Section 2 shall be deemed a consent to or waiver of, or a commitment or obligation on the part of the Agent or the Lenders to any future consent to or waiver of, any other action or inaction on the part of the Borrowers or any other Loan Party that constitutes (or would constitute) a violation of or departure from any covenant, condition or other obligation of the Loan Parties under the Credit Agreement and the other Loan Documents and neither the Lenders nor the Agent shall be obligated to, or shall be deemed to have indicated, directly, indirectly or implicitly, any willingness to, grant any future waivers or consents with respect to any provision of the Credit Agreement or any other Loan Document, any of which must be specifically agreed to in writing in accordance with the terms of the Credit Agreement;

(c)    no failure or delay on the part of Agent or any Lender to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a consent to or waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and are expressly reserved;

(d)    the waiver in this Section 2 shall, upon notice by the Required Lenders or their counsel to the Borrower, immediately terminate and be void ab initio upon the occurrence of any of the following (it being understood that all other provisions of this Agreement shall remain in full force and effect), and upon such notice an immediate Event of Default shall occur:

i.	The occurrence of any Default or any Event of Default other than to the extent specifically addressed in this Section 2;

ii.	any Restricted Junior Payment shall be made or any Investment or any other transaction shall occur that involves a Front Line Loan Party and any Affiliate of any Front Line Loan Party;

iii.

the failure by Orbital (i) by no later than November 7, 2022, to retain legal counsel of nationally recognized standing, and (ii) by no later than November 15, 2022, retain a financial advisory firm reasonably acceptable to the Required Lenders to provide advice related to restructuring, capital market transactions, and other strategic alternatives. In addition, such advisory firm will review and provide advice on any dividends, affiliate transactions, and/or transactions described in clause ii. above;

iv.	the failure by any Loan Party to (i) deliver an updated Perfection Certificate acceptable to the Required Lenders by no later than November 7, 2022,

(ii)    promptly comply with all requests by the Agent, the Required Lenders or their respective counsel to provide information with respect to their assets and property, and (iii) promptly take all steps in furtherance of the creation, confirmation and perfection of the security interests created by the Security Agreement (the “Security Agreement”), dated as of November 17, 2021, by and among the Borrower, Eclipse Foundation Group, Inc. and the Agent, as requested by the Agent or the Required Lenders;

v.

the failure by the Borrower to, by no later than November 7, 2022, in each case in a manner satisfactory to the Required Lenders, (i) cause the Intercompany Advance to be evidenced by an intercompany note from Orbital to the Borrower,

(ii)	cause such intercompany note to be secured by substantially all property of

Orbital, other than the Pledged Collateral (as defined in the Pledge Agreement by and between Orbital, the Borrower and the Agent, dated as of November 17, 2021), and (iii) enter into an appropriate supplement to the Security Agreement and cause such intercompany note, with appropriate note powers, to be delivered as collateral to the Agent in accordance with the terms of the Security Agreement;

vi.

the failure by any Loan Party (i) to provide any Lender, with access to inspect such Loan Party’s financial records and properties, (ii) promptly to provide to the Lenders such customary financial, business plan and other information regarding the Loan Parties and their respective businesses and operations that any Lender or its advisors may request to the extent (x) such information does not constitute trade secrets and (y) the provision of such information is not prohibited by law or by the legally binding confidentiality obligations of any Loan Party to a third party (other than another Loan Party); provided that the applicable Loan Party shall use commercially reasonable efforts to obtain the consent of any such third party to provide such information to the applicable Lender or its advisors on a confidential basis and use commercially reasonable efforts to communicate, to the extent permitted, the applicable information in a way that would not risk waiver of such privilege or violate the applicable obligation, and (iii) to provide to the Lenders any material notice, including any notice of termination, received from any counterparty to a material agreement or any other Indebtedness within three business day of receipt of such notice;

vii.

the failure by Orbital to provide to the Lenders, beginning on November 18, 2022 and thereafter by no later than 5:00 p.m. (New York time) on each Wednesday, in each case for Orbital and its Subsidiaries on an entity by entity basis, (i) an updated 13-week statement of projected receipts and disbursements (each such statement, a “Rolling 13-Week Cash Flow Forecast”), (ii) a report showing actual receipts and disbursements through the prior week, including a variance report showing the variance to the immediately prior Rolling 13-Week Cash Flow Forecast, (iii) a report showing actual and current balances in any and all bank accounts (each such report, an “Account Balance Report”); or

viii.	the failure of Orbital to issue shares by November 11, 2022 in accordance with the terms of any of the Subscription Agreements.

(e)    Any Loan Party may continue to execute arm’s length intercompany transactions for the purchase of good and services that are typically procured in the ordinary course of business for fair market value no less favorable to the applicable Front Line Loan Party than could be obtained in an arms length transaction with an unaffiliated third party; provided that in each case, shall not exceed the amount of $100,000.00 from any such single transaction or a related series of such transactions. The aggregate amount of intercompany receivables resulting from such transactions shall not exceed $100,000.00 at any time.

SECTION 3. Representations and Warranties of the Borrower.

The Borrower hereby represents and warrants that:

(a)    as of the Consent Effective Date, and other than as specifically addressed in this Agreement, no event has occurred and is continuing that would constitute an Event of Default or a Default; and

(b)    as of the Consent Effective Date, with respect to Parent and its Subsidiaries, the representations and warranties contained in the Credit Agreement and in each other Loan Document, certificate, or other writing delivered to Agent or any Lender pursuant thereto on or prior to the Consent Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.

SECTION 4. Conditions to the Consent Effective Date. This Agreement shall become effective (the “Consent Effective Date”) on the date on which the following conditions precedent have been satisfied:

(a)    the Agent shall have received from the Borrower, the other Loan Parties and Lenders constituting the Required Lenders executed counterparts of this Agreement;

(b)    the Borrower shall have paid all of the Agent’s and Lenders’ out-of-pocket costs and expenses incurred in connection with the administration of the Loan Documents and invoiced prior to the Consent Effective Date; and

(c)	the PIK Payment (as defined below) shall have been paid in full.

SECTION 5. PIK Payment

(a)    The Borrower agrees to pay to the Agent for the ratable account of each Lender party hereto a paid-in-kind amount equal to $10,512,754.17 (the “PIK Payment”), it being understood that

(i) $1,012,754.17 of the PIK Payment shall be on account of additional interest payable pursuant to Section 2.09 of the Credit Agreement during the period from the first Intercompany Advance through the Consent Effective Date, which the Lenders party hereto agree to accept in the form of the PIK Payment, and (ii) $9,500,000.00 of the PIK Payment shall be the consideration for the agreement of each Lender party hereto to enter into this Agreement.

(b)    The PIK Payment shall (i) be paid in kind by adding the amount of such fee to the principal of the outstanding Loans of each Lender on the Consent Effective Date, (ii) thereafter, be treated as outstanding principal for all purposes of the Credit Agreement and (iii) bear interest in accordance with the terms of the Credit Agreement.

SECTION 6. Governing Law, Venue, Waiver of Jury Trial.

(a)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

(b)    The terms of Sections 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 7. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances

SECTION 8. No Liability. Neither the Agent nor any of its Affiliates shall be liable to the Borrower, any other Loan Party, any Lender or any of their respective Affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of the Agent, or any of their respective Affiliates, taking any action in accordance with the terms of the Credit Agreement and this Agreement, as applicable, except to the extent the Agent or its Affiliates would be liable for such losses, costs, damages or liabilities pursuant to the terms of the Credit Agreement.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic means shall be effective as delivery of an original counterpart of this Agreement.

SECTION 10. Releases

(a)    In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Holdings, the Borrower and each other Loan Party, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Holdings, the Borrower and each other Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, any of the other Loan Documents, this Agreement or transactions thereunder or related thereto which arises at any time on or prior to the date of this Amendment.

(b)    Each of Holdings, the Borrower and each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)    Each of Holdings, the Borrower and each other Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

SECTION 11. Miscellaneous.

(a)    This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The Borrower shall pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby in accordance with the terms of the Credit Agreement. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein.

(b)    This Agreement shall not constitute an modification of, amendment to or waiver of any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as a consent to any action on the part of the Borrowers or any other Loan Party that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

(c)    The parties hereto acknowledge and agree that (i) this Agreement does not constitute a novation, or termination of the “Obligations” under the Credit Agreement as in effect prior to the Consent Effective Date; (ii) such “Obligations” are in all respects continuing in full force and effect; and (iii) the Liens and security interests as granted under the Loan Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.

(d)    The parties hereto agree that the running of the statutes of limitation and the doctrine of laches applicable to all claims and causes of action that the Agent or any Lender may be entitled to take or bring in order to enforce its rights and remedies against Orbital, the Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the forbearance period.

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IN WITNESS WHERE OF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FRONT LINE POWER CONSTRUCTION, LLC,

as the Borrower

By /s/ James F. O’Neil

Name: James F. O’Neil

Title: Vice-Chairman & CEO

ORBITAL INFRASTRUCTURE GROUP, INC.,

As the Parent and a Guarantor

By: /s/ William J. Clough

Name: William J. Clough

Title: Executive Chairman & CLO

ECLIPSE FOUNDATION GROUP, INC.,

As a Guarantor

By: /s/ James F. O’Neil

Name: James F. O’Neil

Title: Vice-Chairman & CEO

ORBITAL POWER, INC.,

as a Guarantor

By: /s/ William J. Clough

Name: William J. Clough

Title: Executive Chairman & CLO

ORBITAL GAS SYSTEMS, LTD.,

As a Guarantor

By: N/A – discontinued

Name:

Title:

[Signature Page – Consent Agreement to Credit Agreement]

GIBSON TECHNICAL SERVICES, INC.,

As a Guarantor

By: /s/ James F. O’Neil

Name: James F. O’Neil

Title: Vice-Chairman & CEO

IMMCO, INC.,

As a Guarantor

By: /s/ James F. O’Neil

Name: James F. O’Neil

Title: Vice-Chairman & CEO

ORBITAL SOLAR SERVICES, LLC,

As a Guarantor

By: /s/ James F. O’Neil

Name: James F. O’Neil

Title: Vice-Chairman & CEO

FULL MOON TELECOM, LLC,

as a Guarantor

By: /s/ James F. O’Neil

Name: James F. O’Neil

Title: Vice-Chairman & CEO

CUI HOLDINGS INC.,

as a Guarantor

By: /s/ William J. Clough

          Name: William J. Clough

Title: Executive Director & CLO

CUI PROPERTIES, LLC,

as a Guarantor

By: /s/ William J. Clough

Name: William J. Clough

Title: Executive Chairman & CLO

[Signature Page – Consent Agreement to Credit Agreement]

IRRADIANT SOLUTIONS FUND, L.P. as a Lender By: Irradiant Solutions Fund GP, LLC Its: General Partner By: Irradiant Partners, LP Its: Managing Member By: /s/ Jon Levinson

Name: Title:	Jon Levinson Co-CEO

IRRADIANT SOLUTIONS OFFSHORE FUND, L.P. as a Lender By: Irradiant Solutions Fund GP, LLC Its: General Partner By: Irradiant Partners, LP Its: Managing Member By: /s/ Jon Levinson

Name: Title:	Jon Levinson Co-CEO

AG CREDIT SOLUTIONS MASTER FUND II A, L.P.,

AG POTOMAC FUND, L.P., AG CATALOOCHEE, L.P.,

AG CENTRE STREET PARTNERSHIP, L.P., AG MM, L.P.,

AG CAPITAL SOLUTIONS SMA ONE, L.P.,

each as a Lender

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moor
Name: Christopher Moore Title: Authorized Signatory

Barings Capital Investment Corporation, as a Lender

By: Barings LLC as Investment Adviser

By:         /s/ Michael Searles

Name: Michael Searles

Title: Managing Director

BARINGS BDC, INC.,

as a Lender

By: Barings LLC as Investment Adviser

By:         /s/ Michael Searles

Name: Michael Searles

Title: Managing Director

BARINGS SS4 (LUX) LLC,

as a Lender

By: Barings LLC as Investment Adviser

By:         /s/ Michael Searles

Name: Michael Searles

Title: Managing Director

BARINGS GLOBAL SPECIAL SITUATIONS CREDIT FUND 4 (DELAWARE), L.P.,

as a Lender

By: Barings LLC as Investment Adviser

By:         /s/ Michael Searles

Name: Michael Searles

Title: Managing Director

BARINGS PARTICIPATION INVESTORS

as a Lender

By: Barings LLC as Investment Adviser

By:         /s/ Michael Searles

Name: Michael Searles

Title: Managing Director

The foregoing is executed on behalf of Barings Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust’s assets and property only shall be bound.

BARINGS CORPORATE INVESTORS,

as a Lender

By: Barings LLC as Investment Adviser

By:         /s/ Michael Searles

Name: Michael Searles

Title: Managing Director

The foregoing is executed on behalf of Barings Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

BARINGS PRIVATE CREDIT CORPORATION,

as a Lender

By: Barings LLC as Investment Adviser

By:         /s/ Michael Searles

Name: Michael Searles

Title: Managing Director

Acknowledged:                                             ALTER DOMUS (US) LLC,

as Agent

By: /s/ Pinju Chiu

Name: Pinju Chiu

Title: Associate Counsel

[Signature Page – Consent Agreement to Credit Agreement]